UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant		[ X ]
Filed by a Party other than the Registrant		[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

WASHINGTON BANKING COMPANY
___________________________________________________
(Name of Registrant as Specified in Its Charter)

     _________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]	No fee required.
[ ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies: _________________________________________________________________
2) Aggregate number of securities to which transaction applies: _________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________
4) Proposed maximum aggregate value of transaction: _________________________________________________________________
5) Total fee paid: _________________________________________________________________
[ ]	Fee paid previously with preliminary materials
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: _________________________________________________________________
2) Form, Schedule or Registration No.: _________________________________________________________________
3) Filing Party: _________________________________________________________________
4) Date Filed: _________________________________________________________________

450 SW Bayshore Drive
Oak Harbor, WA 98277
Telephone: (360) 679-3121
___________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 12, 2009

Notice is hereby given of a special meeting of shareholders of Washington Banking Company (the “Company”), to be held at the Best Western Harbor Plaza, located at 33175 State Route 20, Oak Harbor, Washington, at 9:00 a.m., local time, on Thursday, November 12, 2009 to consider and vote upon the following business:

1.

AMENDMENT OF ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 35,000,000. To approve an amendment to Article III of the Amended and Restated Articles of Incorporation of the Company (the “Articles”) to increase the authorized shares of common stock to 35,000,000 shares (from 13,679,757).

2.

ADJOURNMENT OF THE SPECIAL MEETING. To approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the proposed amendment to Article III of the Articles.

The items of business listed above are more fully described in the Proxy Statement accompanying this notice. If you were a shareholder of record of the Company’s common stock as of the close of business on September 25, 2009, you are entitled to receive this Notice and vote at the special meeting, and any adjournments or postponements thereof. This Notice and Proxy Statement are being mailed to shareholders of record on or about October 5, 2009. Your Board of Directors recommends a vote FOR each of the items of business.

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the special meeting, it is important that your shares be represented and voted at the meeting. Please mark, sign, date and promptly return your proxy card in the enclosed envelope or vote by telephone or internet by following the instructions on your proxy card.

By Order of the Board of Directors,

Shelly L. Angus, Corporate Secretary

October 1, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2009

A full set of proxy materials, including a copy of the accompanying proxy statement and form of proxy card, is available at http://www.edocumentview.com/WBCO.

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. A proxy card and self-addressed envelope are enclosed for your convenience. You may also vote by phone or on the internet.

WASHINGTON BANKING COMPANY
450 SW Bayshore Drive
Oak Harbor, Washington 98277
360-679-3121

PROXY STATEMENT

     We are sending you this Proxy Statement and the accompanying proxy card in connection with the solicitation of proxies by your Board of Directors for the special meeting of shareholders (the “Special Meeting”) of Washington Banking Company (the “Company”) to be held at the Best Western Harbor Plaza, located at 33175 State Route 20, Oak Harbor, Washington, at 9:00 a.m., local time, on Thursday, November 12, 2009.

Who can vote?

     Only shareholders of record of the Company’s common stock as of the close of business on September 25, 2009 are eligible to vote at the Special Meeting. As of that date, there were 9,547,946 shares of the Company’s common stock outstanding held by approximately 453 holders of record, a number that does not include beneficial owners who hold shares in “street name.”

What are my choices when voting?

     You may vote in favor or against each of the proposals, or you may elect to abstain from voting your shares on each of the proposals.

How do I vote?

     First, carefully read this document in its entirety. Then, vote your shares by following the instructions from your broker if your shares are held in “street name” or by one of the following methods:

  mark, sign, date and return your proxy card in the enclosed return envelope as soon as possible;

  call the toll-free number on the proxy card and follow the directions provided;

  go to the website listed on the proxy card and follow the instructions provided; or

  attend the meeting and submit a properly executed proxy or ballot.

     If a broker holds your shares in “street name,” you will need to get a legal proxy from your broker to vote in person at the meeting.

If I have mailed my signed proxy card, how will my shares be voted?

     The shares represented by properly executed proxy cards that are received prior to the Special Meeting and not subsequently revoked will be voted in accordance with your voting instructions. If you sign and submit a valid proxy card prior to the Special Meeting without completing the voting instructions, the named proxies will vote your shares as recommended by the Board of Directors.

Can I change my vote after I have mailed my signed proxy card?

     Yes. If you have not voted through your broker, you can do this by:

  submitting a properly executed proxy prior to the meeting bearing a later date than your previous proxy;

  notifying the Company’s corporate secretary, in writing at the address above, of the revocation of your proxy before the meeting; or

  voting in person at the meeting (but simply attending the meeting will not, in and of itself, revoke a proxy).

     If you vote through your broker, please contact your broker to change your vote.

Can I attend the Special Meeting even if I vote by proxy?

     Yes. All shareholders are welcome to attend the Special Meeting.

Why did I receive more than one Special Meeting notice or multiple proxy cards?

     You may receive multiple cards if you hold your shares in different ways (e.g. joint tenancy, in trust, custodial accounts). You should vote on each proxy card that you receive.

How do you determine a quorum?

     The Company must have a quorum to conduct business at the Special Meeting. Shareholders holding at least a majority of the shares entitled to vote must attend the meeting in person or by proxy to have a quorum. The Company’s shareholders who attend the meeting or submit a proxy but abstain from voting on a given matter will have their shares counted as present for determining a quorum.

How are votes counted and how many votes are required for adoption of the proposals?

     Each share of common stock is entitled to one vote. The named proxies will vote shares as instructed.

  Item 1 requires the approval of a majority of the common shares outstanding as of the record date. Abstention will not count as a vote cast on the proposal and has the same effect as a vote against the proposal; and

  Item 2 requires the approval of a majority of the common shares represented at the meeting in person or by proxy.

Why are you proposing to increase the number of authorized shares of common stock?

     We are proposing to increase the number of authorized shares of common stock to meet possible future business and financing needs. The availability of additional shares will provide us with the capability to issue common stock for a variety of purposes that the Board of Directors may deem advisable in the future.

What are the consequences if the proposed amendment to Article III of the Amended and Restated Articles of Incorporation of the Company (the “Articles”) is not approved?

     If the proposed amendment to Article III of the Articles increasing the number of authorized shares of common stock is not adopted, we may be limited in our ability to raise additional capital in the future. In such event, the Company may not be able to take advantage of opportunities under the TARP Capital Purchase Program and may be at a disadvantage against competitors if and when opportunities for expansion become available over the next few years.  For example, if the Company is able to complete the sale of common stock for cash on or prior to December 31, 2009, that results in the Company receiving gross proceeds of at least $26.38 million, the number of shares of Common Stock underlying the Warrant issued to the U.S. Treasury under the TARP Capital Purchase Program would be reduced by half.  Accordingly, the Company is actively reviewing the possibility of conducting an offering of securities that could be commenced at any time, whether prior to the special meeting or following shareholder action on the proposal.

Who pays the cost of soliciting proxies?

     The Company pays the cost of soliciting proxies. We intend to hire a proxy solicitor for this Special Meeting and estimate the cost to be $10,000. Proxies will be solicited by mail, telephone, facsimile, e-mail and personal contact. We may reimburse brokers and other nominee holders for their expenses in sending proxy materials and obtaining proxies. In addition, our officers and employees may solicit proxies in person or by telephone, fax or letter, without extra compensation.

Where do I get more information?

     If you have any questions about the meeting or submitting your proxy, or if you need additional copies of this document or the proxy card, please call Shelly L. Angus, Corporate Secretary, at (360) 240-6458.

BUSINESS OF THE SPECIAL MEETING

ITEM 1 – AMENDMENT OF ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 35,000,000.

     We are submitting to shareholders a proposed amendment (the “Proposed Amendment”) to Article III of our Articles to increase the existing number of authorized shares of the Company’s common stock from 13,679,757 to 35,000,000.

Background

     Article III of the Articles currently provides that our authorized capital stock consists of 13,679,757 shares of common stock with no par value per share and 26,380 shares of preferred stock with no par value per share. The Proposed Amendment changes the number of authorized shares of common stock to 35,000,000 and does not change the number of authorized shares of preferred stock.

     As of the record date, 9,547,946 shares of common stock were issued and outstanding, 492,165 shares of common stock were reserved for issuance to the U.S. Treasury under the warrant issued pursuant to the TARP Capital Purchase Program and 241,845 shares of common stock were reserved for issuance upon the exercise of stock options or upon the vesting of stock awards previously granted. As a result, there were 3,397,801 shares of common stock authorized and available for other corporate purposes.  These shares are currently available for the purpose of raising additional capital through a public offering or private placement transaction and the board of directors intends to continue to monitor capital markets and the availability of additional capital..

     On September 9, 2009, our Board of Directors unanimously adopted a resolution recommending that the Articles be amended to increase the number of authorized shares of common stock to 35,000,000 shares. The Board of Directors further directed that the Proposed Amendment be submitted for consideration by shareholders at a special meeting.

     The Proposed Amendment would not alter the rights and preferences of any shares of capital stock we are authorized to issue, and would not affect any provisions of the Articles other than Article III. In accordance with Section 5.1 of the Articles and Washington law, the Company’s shareholders do not have any preemptive rights to acquire proportional amounts of the Company’s unissued shares upon the decision of the Board of Directors to issue them.

The proposal is to amend Article III of the Articles to read as follows:

“ARTICLE III
CAPITALIZATION

     The aggregate number of shares which the corporation is authorized to issue is Thirty-Five Million (35,000,000) common shares with no par value per share, and Twenty-Six Thousand Three Hundred Eighty (26,380) preferred shares with no par value.”

     The affirmative vote of a majority of the common shares outstanding as of the record date is required to approve the Proposed Amendment. If the Proposed Amendment is not approved, the current Articles will continue in effect.

Reasons for the Proposed Amendment

     The Proposed Amendment will provide the Board of Directors flexibility in the capital raising process and afford the Company the opportunity to potentially move quickly into the capital markets. The shares will be available immediately following shareholder approval of this proposal and the filing of Articles of Amendment with the Washington Secretary of State.  We believe it is important to have flexibility to raise additional capital to have funds available for, among other things, investments in or advances to existing or future subsidiaries, financing possible acquisitions, repayment of obligations that have matured, redemption of preferred shares owned by the U.S. Treasury, reducing or refinancing debt and/or working capital.

     The Board of Directors believes that it is in the Company’s best interest to increase the number of authorized but unissued shares of common stock in order to meet possible future business and financing needs as they arise. The Board of Directors believes that the availability of these additional shares will provide the Company with the capability and flexibility to issue common stock for a variety of purposes including, among other things, raising additional capital, increasing the capital position of our subsidiary bank, issuing stock for possible acquisitions, repaying funds received through the U.S. Treasury’s Capital Purchase Program should we elect to do so in the future, or for other corporate and business purposes.

     Further, the Company has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”). The filing of the shelf registration statement does not require the Company to issue securities. The shelf registration will allow the Company the flexibility to offer and sell, from time to time, over a three-year period, in one or more public offerings, up to a total aggregate of $75 million of its common stock, preferred stock, warrants and other securities, either separately or together in any combination thereof. The terms of any future offerings covered by the shelf registration statement would be established at the time of the offering and will be described in a supplement to the written prospectus approved by the Board of Directors. In order to raise additional capital to the full extent permissible under the registration statement, the Board of Directors will need additional shares of common stock authorized by the Proposed Amendment.

Anti-Takeover and Dilutive Effects

     The purpose of the Proposed Amendment is to provide the Board of Directors with the flexibility to raise additional capital, not to establish any barriers to a change of control or acquisition of the Company. The common shares that are authorized but unissued provide our Board of Directors with flexibility to effect, among other transactions, financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Proposed Amendment would give our Board of Directors authority to issue additional shares from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of Nasdaq. The Proposed Amendment is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor does the Board of Directors have any present intent to use the authorized but unissued common stock to impede a takeover attempt.

     The issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and could dilute a shareholder’s percentage voting power in the Company. Holders of our common stock are not entitled to preemptive rights or other protections against dilution. Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares. As noted above, we may repurchase our Series A Preferred Stock and the related Warrant issued under the U.S. Treasury’s Capital Purchase Program with the proceeds from any future sale of these additional shares of common stock. If we elect to repurchase the Series A Preferred Stock and the Warrant, the Warrant will be repurchased at fair market value. Accordingly, the repurchase of these securities may be at an amount more than our carrying value and, as such, may negatively impact our net income available to shareholders and our earnings per share.

     Your Board of Directors has unanimously approved the Proposed Amendment and recommends that you vote “FOR” the Proposed Amendment.

ITEM 2 – ADJOURNMENT OF THE SPECIAL MEETING

     A proposal will be submitted to shareholders at the Special Meeting to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposed amendment to Article III of the Articles. Any adjournment of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use.

     The Board of Directors unanimously recommends a vote “FOR” the Adjournment of the Special Meeting proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of September 25, 2009 with respect to beneficial ownership of the Company’s common stock by (a) each director; (b) the Chief Executive Officer and the Chief Financial Officer of the Company and Whidbey Island Bank (the “Bank”), and the Bank’s Chief Credit Officer, who are the only executive officers of the Company; (c) all directors and executives officers as a group; and (d) all shareholders known by the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company’s common stock. Except as noted below, the Company believes that the beneficial owners of the shares listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. The percentages shown are based on the number of shares of the Company’s common stock deemed to be outstanding, under applicable regulations (including options exercisable and restricted stock units vesting within sixty days of the record date).

	Shares Beneficially Owned as of September 25, 2009
Name	Number	Percentage of Outstanding
		Common Stock
John L. Wagner, Director, President and CEO	41,930(1)	*
Joseph W. Niemer, EVP and CCO	9,948(2)	*
Richard A. Shields, EVP and CFO	20,245(3)	*
Gregg A. Davidson, Director	1,000	*
Jay T. Lien, Director	81,863(4)	*
Gragg E. Miller, Director	11,000	*
Anthony B. Pickering, Director	52,518(5)	*
Edward J. Wallgren, Director	196,811(6)	2.0%
Dennis A. Wintch, Director	11,517(7)	*
Directors and executive officers as a group	426,832(8)	4.5%
(9 persons)

The Banc Funds Company, LLC	830,537(9)	8.8%
20 North Wacker Dr, Suite 3300	(as of 6/30/09)
Chicago, IL 60606

Wellington Management Co, LLP	477,006(10)	5.0%
75 State Street	(as of 6/30/09)
Boston, MA 02109

_________________
          *Represents less than 1.0%

(1)

Includes 5,847 shares issuable upon exercise of options, 549 of which are exercisable at $6.15 per share, 248 are exercisable at $14.60 per share, 1,050 are exercisable at $15.98 per share, and 4,000 are exercisable at $9.11 per share.

(2)	Includes 4,755 shares issuable upon exercise of options, 372 of which are exercisable at $14.60 per share, 1,050 are exercisable at $15.98 per share, and 3,333 are exercisable at $9.11 per share.

(3)	Includes 7,964 shares issuable upon exercise of options, 248 of which are exercisable at $14.60 per share, 1,050 are exercisable at $15.98 per share, and 6,666 are exercisable at $9.11 per share.
(4)

Includes 4,561 shares issuable upon exercise of options, and 700 shares owned by Dan Garrison, Inc. Profit Sharing Plan, for which Mr. Lien is the Trustee. Of the 4,561 option shares, 844 are exercisable at $4.50 per share, 1,380 are exercisable at $6.54 per share, 1,162 are exercisable at $14.60 per share, and 1,175 are exercisable at $15.98 per share.

(5)

Includes 10,003 shares issuable upon exercise of options, 4,216 of which are exercisable at $4.50 per share, 3,450 are exercisable at $6.54 per share, 1,162 are exercisable at $14.60 per share, and 1,175 are exercisable at $15.98 per share.

(6)	Includes 2,337 shares issuable upon exercise of options, 1,162 of which are exercisable at $14.60 per share, and 1,175 are exercisable at $15.98 per share.
(7)	Includes 1,175 shares issuable upon exercise of options which are exercisable at $15.98 per share.
(8)	Includes 36,642 shares issuable pursuant to options exercisable within 60 days of the date of this table at exercise prices ranging from $4.50 to $15.98 per share.
(9)	Based on information set forth in Schedule 13F filed with the SEC on August 12, 2009.
(10)	Based on information set forth in Schedule 13F filed with the SEC on August 14, 2009.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This document contains and incorporates by reference forward-looking statements about the Company that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements regarding business strategies, management plans and objectives for future operations. All statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as “anticipates,” “expects,” “believes,” “estimates” and “intends” and words or phrases of similar meaning. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Risk and uncertainties include, without limitation, our ability to successfully access capital markets. The Company does not intend to update these forward-looking statements, which are made as of the date of this Proxy Statement. You should consider any written or oral forward-looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The rules of the SEC allow the Company to “incorporate by reference” into this Proxy Statement certain information that we have filed with the SEC. This means that we can disclose important information to shareholders by referring the shareholders to another document. The information incorporated by reference into this Proxy Statement is an important part of this Proxy Statement and is considered to be part of this Proxy Statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this Proxy Statement will automatically update and, where applicable, supersede any information contained in this Proxy Statement or incorporated by reference into this Proxy Statement.

     The following items in documents filed by the Company with the SEC are incorporated by reference into this Proxy Statement:

  Items 6, 7, 7A, 8 and 9 of the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2008; and

  Items 1, 2 and 3 of Part 1 of the Company’s Quarterly Reports on Form 10-Q for the Quarters Ended March 31, 2009 and June 30, 2009.

     A copy of any of the documents referred to above will be furnished, without charge, by writing to Washington Banking Company, Attention: Investor Relations, 450 SW Bayshore Drive, Oak Harbor, WA 98277. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s Internet Website (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC website at http://www.sec.gov.

     Any person, including any beneficial owner, to whom this proxy statement is delivered, may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to:

Washington Banking Company
450 SW Bayshore Drive
Oak Harbor, WA 98277
Telephone: (360) 679-3121
Attention: Investor Relations

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     For shareholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2010 Annual Meeting of Shareholders, such proposals must be received by the Company no later than December 18, 2009. In addition, shareholders seeking to include proposals in the proxy materials for the 2010 Annual Meeting of Shareholders must comply with all applicable rules and regulations, including Rule 14a-8, adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the proxies in the accompanying form will be voted in accordance with the judgment of the person voting the proxies.

By Order of the Board of Directors,

Shelly L. Angus
Corporate Secretary
October 1, 2009

Washington Banking Company

000004

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern time, on November 11, 2009.

Vote by Internet

- Log on to the Internet and go to www.investorvote.com/WBCO
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign exactly as your name appears on your stock certificate(s) (which should be the same as the name on the address label on the envelope in which this proxy was sent to you), including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

0 2 A V 0 2 3 4 4 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Washington Banking Company

REVOCABLE PROXY — WASHINGTON BANKING COMPANY

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 12, 2009

Each undersigned shareholder of Washington Banking Company, a Washington corporation (the "Company") hereby constitutes and appoints John L. Wagner and Richard A. Shields, and each of them, with full power of substitution, the proxy of the undersigned to vote only at the Special Meeting of Shareholders of the Company to be held at the Best Western Harbor Plaza, located at 33175 State Route 20, Oak Harbor, Washington, on Thursday, November 12, 2009 at 9:00 a.m., local time, and at any adjournments or postponements thereof, all of the shares of the Company which the undersigned would be entitled to vote if personally present at such meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS HEREIN. IN THE ABSENCE OF SUCH INDICATIONS THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying Proxy Statement is hereby acknowledged.

If you vote your proxy by Internet or by telephone, do NOT mail back your proxy card. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.